            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated May 26, 2006, relating to the financial statements and financial highlights which appear in the March 31, 2006 Annual Reports to Shareholders of Columbia LifeGoal Balanced Growth Portfolio (formerly Nations LifeGoal Balanced Growth Portfolio), Columbia LifeGoal Growth Portfolio (formerly Nations LifeGoal Growth Portfolio), Columbia LifeGoal Income and Growth Portfolio (formerly Nations LifeGoal Income and Growth Portfolio), Columbia LifeGoal Income Portfolio (formerly Nations LifeGoal Income Portfolio), Columbia Large Cap Enhanced Core Fund (formerly Nations Large Cap Enhanced Core
Fund), Columbia Large Cap Index Fund (formerly Nations Large Cap Index Fund), Columbia Mid Cap Index Fund (formerly Nations Mid Cap Index Fund), Columbia Small Cap Index Fund (formerly Nations Small Cap Index Fund), Columbia Total Return Bond Fund (formerly Nations Bond Fund), Columbia High Income Fund (formerly Nations High Yield Bond Fund), Columbia Intermediate Core Bond Fund (formerly Nations Intermediate Bond Fund), Columbia Short Term Bond Fund (formerly Nations Short Term Income Fund), Columbia Short Term Municipal Bond Fund (formerly Nations Short-Term Municipal Income Fund), Columbia Municipal Income Fund (formerly Nations Municipal Income Fund), Columbia California Intermediate Municipal Bond Fund (formerly Nations California Intermediate Municipal Bond Fund), Columbia Florida Intermediate Municipal Bond Fund (formerly Nations Florida Intermediate Municipal Bond Fund), Columbia Georgia Intermediate Municipal Bond Fund (formerly Nations Georgia Intermediate Municipal Bond Fund), Columbia Maryland Intermediate Municipal Bond Fund (formerly Nations Maryland Intermediate Municipal Bond Fund), Columbia North Carolina Intermediate Municipal Bond Fund (formerly Nations North Carolina Intermediate Municipal Bond Fund), Columbia South Carolina Intermediate Municipal Bond Fund (formerly Nations South Carolina Intermediate Municipal Bond
Fund), Columbia Texas Intermediate Municipal Bond Fund (formerly Nations Texas Intermediate Municipal Bond Fund), Columbia Virginia Intermediate Municipal Bond Fund (formerly Nations Virginia Intermediate Municipal Bond Fund), Columbia Convertible Securities Fund (Nations Convertible Securities Fund), Columbia Asset Allocation Fund II (formerly Nations Asset Allocation Fund), Columbia Large Cap Value Fund (formerly Nations Value Fund), Columbia Mid Cap Value Fund (formerly Nations Mid Cap Value Fund), Columbia Small Cap Value Fund II (formerly Nations Small Cap Value Fund), Columbia Marsico Growth Fund (formerly Nations Marsico Growth Fund), Columbia Large Cap Core Fund (formerly Nations Large Cap Core Fund), Columbia Marsico Focused Equities Fund (formerly Nations Marsico Focused Equities Fund), Columbia Marsico Mid Cap Growth Fund (formerly Nations Marsico Mid Cap Growth Fund), Columbia Marsico 21st Century Fund (formerly Nations Marsico 21st Century Fund), Columbia Small Cap Growth Fund II (formerly Nations Small Company Fund), Columbia Global Value Fund (formerly Nations Global Value Fund), Columbia International Value Fund (formerly Nations International Value Fund), Columbia Multi-Advisor International Equity Fund (formerly Nations International Equity Fund), Columbia Marsico International Opportunities Fund (formerly Nations Marsico International Opportunities Portfolio), Columbia Masters International Equity Portfolio, Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio, Columbia Cash Reserves (formerly Nations Cash Reserves),

Columbia Money Market Reserves (formerly Nations Money Market Reserves), Columbia Treasury Reserves (formerly Nations Treasury Reserves), Columbia Government Reserves (formerly Nations Government Reserves), Columbia Municipal Reserves (formerly Nations Municipal Reserves), Columbia Tax-Exempt Reserves (formerly Nations Tax-Exempt Reserves), Columbia California Tax-Exempt Reserves (formerly Nations California Tax-Exempt Reserves), Columbia New York Tax-Exempt Reserves (formerly Nations New York Tax-Exempt Reserves), Corporate Bond Portfolio and Mortgage and Asset Backed Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 28, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2006, relating to the financial statements and financial highlights which appear in the March 31, 2006 Annual Report to Shareholders of Columbia Marsico Growth Master Portfolio (formerly Nations Marsico Growth Master Portfolio), Columbia Large Cap Core Master Portfolio (formerly Nations Strategic Growth Master Portfolio), Columbia Marsico Focused Equities Master Portfolio (formerly Nations Marsico Focused Equities Master Portfolio), Columbia Small Cap Growth Master Portfolio II (formerly Nations Small Company Master Portfolio), Columbia High Income Master Portfolio (formerly Nations High Yield Bond Master Portfolio), Columbia Intermediate Core Bond Master Portfolio (formerly Nations Intermediate Bond Master Portfolio) and Columbia International Value Master Portfolio (formerly Nations International Value Master Portfolio), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 28, 2006